SECURITIES AND EXCHANGE COMMISSION Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20,
1998

BANC ONE HELOC TRUST 1998-1

   (Exact name of registrant as specified in its charter)

          OHIO        			333-0391101 		36-1248602

 (State or Other Jurisdiction	(Commission File  (I.R.S. Employer
of Incorporation)			 Number)			 Identification No.)

c/o The First National Bank of Chicago.

Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL				60670-0126 (Address of Principal Executive
Offices)

(Zip Code)



Registrant's telephone number, including area code:		312/407-1902



Item 5.	Other Events

On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the

Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated October
20, 1998.

The Monthly Report is filed pursuant to and in accordance with
(1) numerous

no-action letters (2) current Commission policy in the area.
The filing of the

Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.



A.	Monthly Report Information: Aggregate distribution
information for the current distribution date October 20, 1998.

Principal		Interest		Ending Balance

Cede & Co.	$12,828,674.86	$3,587,413.19	$ 837,171,325.14



B.	No delinquency in payment under the Transferor Certificate,
or the MBIA Insurance Policy has occurred.



C.	Have any deficiencies occurred?  NO. Date: Amount:



D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:



E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.



F.	Item 1:  Legal Proceedings:  NONE



G.	Item 2:  Changes in Securities:  NONE



H.	Item 4:  Submission of Matters to a Vote of Security Holders:
 NONE



I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
NOT APPLICABLE



Item 7.	Monthly Statements and Exhibits

Exhibit No. 1.	Monthly Statement to Certificateholders dated
October 20, 1998



	Statement to Certificateholders (Page 1 of 2)

Distribution Date:					10/20/98



INVESTOR CERTIFICATES DISTRIBUTION SUMMARY

(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO

INVESTORS



Investor Certificate Interest Distributed				4.220486

Investor Certificate Interest Shortfall Distributed			0.000000

Remaining Unpaid Investor Certificate Interest
Shortfall		0.000000



	Managed Amortization Period ? (Yes=1; No=0)		1

	Investors Certificate Principal Distributed			15.092559

	  Principal Distribution Amount				12.164283

	     Maximum Principal Payment				42.882835

	     Alternative Principal Payment				12.164283

	     Principal Collections less Additional Balances		12.164283

	  Investor Loss Amount Distributed to Investors		0.000000

	  Accelerated Principal Distribution Amount			2.928276

	  Credit Enhancement Draw Amount				0.00



	Total Amount Distributed to Certificateholders (P &
I)				19.313045

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE



Beginning Investor Certificate Balance				"850,000,000.00 "

Ending Investor Certificate Balance				"837,171,325.14 "

Beginning Invested Amount				"850,000,000.00 "

Ending Invested Amount				"839,660,359.64 "

Investor Certificateholder Floating Allocation
Percentage		98.0000%

	Pool Factor				0.9849074

	Liquidation Loss Amount for Liquidated Loans		0.00

	Unreimbursed Liquidation Loss Amount			0.00

					C.	POOL INFORMATION



	Beginning Pool Balance				"867,346,931.20 "

	Ending Pool Balance				"857,007,290.84 "

	Servicing Fee				"84,325.40 "

		D.	INVESTOR CERTIFICATE RATE



	Investor Certificate Rate				5.843750%

	LIBOR Rate				5.593750%

	Maximum Rate				9.108688%

		E.	DELINQUENCY & REO STATUS



	Delinquent 30-59 days

	    No. of Accounts				67

	   Trust Balances				"1,662,329.00 "

	Delinquent 60-89 days

	    No. of Accounts				0

	   Trust Balances				0.00

	Delinquent 90+ days

	    No. of Accounts				0

	   Trust Balances				0.00

	Delinquent 9+ Months

	    No. of Accounts				0

	   Trust Balances				0

	REO

	    No. of Accounts				0

	   Trust Balances				0.00



		Statement to Certificateholders (Page 2 of 2)

		Distribution Date:		10/20/98



	"IN WITNESS WHEREOF, the undersigned has caused this

 Certificate to be duly executed"

	"this 15th day of October, 1998"





	"       Bank One, NA"

	       as Servicer



	       _______________________________________



	       Tracie Klein

	       Vice President



	Distribution List:



	   Barbara Grosse - First National Bank of Chicago



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



BANC ONE HELOC TRUST 1998-1



By  _______________________________________ Name:	Barbara Grosse
Title: Vice President

Dated: October 31, 1998